UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  October 23, 2001



            First Golden American Life Insurance Company of New York
             (Exact name of registrant as specified in its charter)




New York                '33 Act Number: 333-16501            # 13-3919096
(State or other         '40 Act Number: 811-7935       IRS Employer I.D. Number)
jurisdiction            (Commission File Numbers)
of incorporation)



1000 Woodbury Road, Suite 102
Woodbury, NY                                                  11797
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code ..........800-963-9539.

This filing is made in accordance with Item 5 of Form 8-K: Other Events and Regulation FD Disclosure

On September 25, 2001, the Board of Directors of First Golden American Life Insurance Company of New York ("Registrant") approved a plan of merger to merge Registrant into ReliaStar Life Insurance Company of New York ("RLNY"). The merger is anticipated to be effective on January 1, 2002, subject to the approval of the Insurance Department of the State of New York.

Incorporated herein by reference is a prospectus supplement filed with the Securities and Exchange Commission on October 19, 2001, on Form 497 under the Securities Act of 1933 (File No. 333-16501), which describes the proposed transaction and contains financial information on RLNY. The prospectus supplement has been included as an exhibit item to this Form 8-K filing.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    First Golden American Life Insurance Company of New York
                    --------------------------------------------------------
                                        (Registrant)



Date:  October 23, 2001                         /s/ David L. Jacobson
                                         _______________________________________
                                                   (Signature)